EXHIBIT 10.3

PHILUX GLOBAL GROUP INC. (f/k/a PHI GROUP, INC.)
Creating Enduring Value

Ngày 24 tháng 3 năm 2023

Bà Nguyễn Thị Vân
Tổng Giám Đốc
Công ty Cổ phần ĐẦU TƯ AZ HOLDINGS
36, ngách 3, đường Nguyễn Khang
Phường Yên Hoà, Quận Cầu Giấy
TP Hà Nội, Việt Nam

V/v: Chấm dứt Hợp đồng Tham gia Quỹ đầu tư Bất động sản Philux Global Real Estate Fund

Kính thưa Bà Vân,

Văn bản này nhằm xác nhận rằng, theo điều 2 của Hợp đồng tham gia quỹ Philux Global Real Estate Fund được ký kết giữa Công ty Cổ phần ĐẦU TƯ AZ HOLDINGS và Philux Global Group Inc. vào ngày 18 tháng 7 năm 2022, Hợp đồng này được chấm dứt ngay lập tức tại đây bởi Philux Global Group Inc. vì Công ty Cổ phần ĐẦU TƯ AZ HOLDINGS đã không thực hiện đầy đủ các nghĩa vụ của mình theo Hợp đồng Tham gia Quỹ nói trên.

Nếu Bà cần thêm thông tin hoặc có bất kỳ câu hỏi nào, xin vui lòng liên hệ với người ký tên dưới đây.

Cảm ơn Bà.

Trân trọng,

/ký tên và đóng dấu/ Henry D Fahman
Henry D Fahman
Chủ tịch HĐQT & TGĐ

Nơi nhận:

- Như trên
- Lưu

March 24, 2023

Ms. Nguyen Thi Van

General Director

AZ HOLDINGS INVESTMENT JSC

36, Alley 3, Nguyen Khang Street

Yen Hoa Ward, Cau Giay District

Hanoi City, Vietnam

Re: Termination of Agreement for Participation in Philux Global Real Estate Fund

Dear Mrs. Van,

This document is to confirm that, according to Article 2 of the Agreement for Participation in the Philux Global Real Estate Fund signed between AZ HOLDINGS INVESTMENT JSC and Philux Global Group Inc. on July 18, 2022, this Agreement is hereby terminated immediately by Philux Global Group Inc. because AZ HOLDINGS INVESTMENT JSC has not fully performed its obligations under the above Fund Participation Agreement.

If you need more information or have any questions, please contact the undersigned.

Thank you.

Respectfully yours,

/signed and sealed/ Henry D Fahman

Henry D Fahman

Chairman & CEO

Recipients:

- As above

- File

Office address: 2323 Main St., Irvine, CA 92614, U.S.A.

* Tel: +1-714-793-9227; Fax: +1-657-204-2692 -- Email: info@philuxglobal.com; Website: www.philuxglobal.com